UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2012

Applied DNA Sciences, Inc
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	002-90539 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

25 Health Sciences Drive, Suite 215
Stony Brook, New York 11790
(Address of Principal Executive Offices) (Zip Code)

631-444- 8090
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)      On January 27, 2012, Applied DNA Sciences, Inc. (the “Company”) amended its Certificate of Incorporation to increase the number of authorized shares of common stock, $0.001 par value per share, from 800,000,000 to 1,350,000,000 shares.  The amendment became effective by filing a Certificate of Amendment with the State of Delaware on January 27, 2012 following shareholder approval, as discussed further below under Item 5.07.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As a company that reports under Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are not subject to the proxy rules of Section 14 of the Exchange Act.  In accordance with Delaware law and pursuant to our bylaws, we sought the approval of the matters described below through the solicitation of proxies.  Our annual meeting of stockholders was held on January 27, 2012.  The following proposals were voted on and approved by the Company’s stockholders at the annual meeting with the stockholders having voted as set forth below:

Proposal 1 - to reelect the existing members of the board of directors, James A. Hayward, John Bitzer, III, Gerald Catenacci, Karol Gray, Charles Ryan, Yacov Shamash, and Sanford R. Simon, each for a one-year term or until their successors are duly elected and qualified:

Directors	For	Withheld
James A. Hayward	227,385,440	368,758
John Bitzer, III	227,331,326	422,872
Gerald Catenacci	227,295,426	458,772
Karol Gray	227,147,926	606,272
Charles Ryan	227,335,426	418,772
Yacov Shamash	226,427,818	1,326,380
Sanford R. Simon	226,533,426	1,220,772

Broker Non-Votes:  164,866,047

Proposal 2 - to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, $0.001 par value per share, to 1,350,000,000:

For	Against	Abstain
339,143,707	31,743,143	21,733,395

Broker Non-Votes: 0

Proposal 3 - to approve an amendment to our 2005 Incentive Stock Plan to increase the number of shares of common stock issuable under the 2005 Plan to 350,000,000 and the number of shares of common stock than can be covered by awards made to any participant in any calendar year to 50,000,000.

For	Against	Abstain
179,052,485	37,750,271	10,951,442

Broker Non-Votes:  164,866,047

Proposal 4- to ratify the appointment of RBSM, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2012.

For	Against	Abstain
373,930,582	7,058,464	11,631,199

Broker Non-Votes:  0

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Certificate of Amendment to Certificate of Incorporation of Applied DNA Sciences, Inc., dated January 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.
(Registrant)

By: /s/ James A. Hayward
James A. Hayward
Chief Executive Officer

Date: January 30, 2012

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Applied DNA Sciences, Inc., dated June 27, 2012.